CLOSED-END INCOME

DELAWARE GROUP
Dividend and
Income Fund

service and guidance

professional management

goals

(Various photos demonstrating service and guidance, professional management and goals)

1996
Annual
Report

DELAWARE
GROUP
--------

Investment
Objective and
Strategies

(Photo of glasses, pen and keyboard)

Delaware Group Dividend and Income Fund's objective is to provide high current income, and secondarily, capital appreciation, from U.S. equities and high-yield bonds. Asset class concentration depends on the manager's assessment of each market's relative risks and rewards.

U.S Common Stocks With Above Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such stocks may point the Fund to strong companies whose stocks have capital appreciation potential. The income from these stocks has the potential to add to the total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income potential than common stocks and an opportunity for price appreciation if the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential, but a low yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income that has historically compensated many investors for the additional risk. Prices of high-yield bonds may also be less sensitive to changes in interest rates than higher rated bonds.

Leveraging
About $55 million of your Fund's net assets were leveraged as of November 30, 1996. Leverage is a tool that is not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation potential. Of course, there is no guarantee the Fund will achieve this objective. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

current income

A TRADITION OF SOUND INVESTING

commitment

-------------------------------------------------------------------------------
December 9, 1996

(Photo of glasses, pen, and keyboard)


Dear Shareholder:

Fiscal 1996 was a remarkably successful year. Dividend and Income Fund provided high income and took advantage of the stock market's robust capital appreciation potential to produce results of the first order.
        For the 12 months ended November 30, 1996, your Fund achieved an impressive +30.67% total return based on market price with dividends reinvested. Your Fund's net asset value rose +21.11% during the period with dividends reinvested, as shown below.
        Measured by its market price, Dividend and Income Fund outperformed the unmanaged Standard & Poor's 500 Index in fiscal 1996. This was a significant accomplishment given the fact that: a) only 56% of the Fund's portfolio was invested in common stocks and b) the bond market languished for much of the year.
        Your Fund's progress since November 1995 is attributable to excellent stock selection, our prudent use of leverage and our strategic positioning in U.S. high-yield corporate bonds, which in general were less sensitive to rising interest rates than other fixed-income securities.
        We are gratified that our investment strategies have increased shareholder value. While most closed-end mutual funds traded at a discount to net asset value as of November 30,

Total Return
-------------------------------------------------------------------------------
(December 1, 1995 - November 30, 1996)

                                                     Based On               Based On              Premium/
                                                 Net Asset Value          Market Price            Discount+
------------------------------------------------------------------------------------------------------------
Dividend and Income Fund                            +21.11%                +30.67%                +7.81%
  (NYSE Symbol: DDF)
------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                         +27.86%
Merrill Lynch High-Yield Bond Index                 +11.99%
Merrill Lynch Convertibles Index                    +14.69%
------------------------------------------------------------------------------------------------------------
Lipper Closed-End Income Fund Average               +12.72%                +14.28%                -3.23%

+As of November 30, 1996. There are 11 closed-end funds in the Lipper Closed-End Income Fund Average. All performance shown assumes dividend reinvestment. Each Index is unmanaged.

                                    1996 annual report

Average Annual Total Return
------------------------------------------------------------------------------------------------------------
(Based on Net Asset Value for Periods Ended November 30, 1996)      One Year                  Lifetime*
------------------------------------------------------------------------------------------------------------
Dividend and Income Fund                                             +21.11%                    +12.53%
------------------------------------------------------------------------------------------------------------
Lipper Closed-End Income Fund Average                                +12.72%                     +8.58%
DDF Rank                                                                #2                         #1
Number of funds in category                                             11                         9
------------------------------------------------------------------------------------------------------------

*Fund's inception date was March 26, 1993. Past performance does not guarantee future results. All performance assumes dividends reinvested.

Dividend and Income Fund traded at a +7.81% premium, the highest of any fund in its peer group.

     Dividend and Income Fund is designed primarily to provide high current income, and as of November 30, 1996, your Fund's yield based on market price was an attractive 9.02%. In our opinion, your Fund also offers attractive long-term total return potential for investors who decide to reinvest dividends and thus benefit from compounding. It is gratifying to know that even though capital appreciation is not the Fund's primary objective, your Fund's market price more than kept pace with the 1996 bull market, a period when stock prices rallied sharply.
        Dividends have historically been a more reliable component of total returns from stocks and income has been the primary source of return from bonds. When stock or bond prices move down, dividends and bond income can help cushion the fall.
        We are delighted to report that Dividend and Income Fund ranked #1 in total return among closed-end income funds for its three-and-a-half year lifetime period as tracked by Lipper Analytical Services, and shown above.
        On the pages that follow, your Fund's portfolio managers review U.S. market conditions and provide an outlook for fiscal 1997. We wish to thank you for your confidence in Delaware Group.

Sincerely,

/s/  Wayne A. Stork
-----------------------------------------
Wayne A. Stork
Chairman, President and Chief Financial officer


                               1996 annual report
2

Portfolio Managers' Review

(Photo of Professional Management)

During the past year your Fund provided superior results that nearly matched our strong performance in 1995. This was not an easy year to be an investor, especially in bonds, but we showed we're more than up to the task. Our effective asset allocation strategy made a good year a great one even though the yield on 30-year Treasury bonds actually rose by 23 basis points (0.23%) to 6.36% as of November 30, 1996, reflecting a slight decline in bond prices.

Two "Rs" of Income Stock Selection: REITs and Regional Banks

The stocks of Real Estate Investment Trusts (REITs) such as STARWOOD LODGING and RECKSON ASSOCIATES were significant contributors to your Fund's overall performance in fiscal 1996. The REIT market provided a total return of +29.64%, as measured by the unmanaged Morgan Stanley REIT Index, for the fiscal year.

        We believe this sector's outperformance was the result of higher rents, improved cash flow and higher occupancy levels in the office/industrial and hotel sectors of the U.S. commercial real estate market. As of November 30, about 23.7% of your Fund's net assets were invested in REITs, with an emphasis on trusts with low debt levels, experienced management and a low payout ratio of dividends relative to earnings. We continue to be optimistic about the total return potential of REITs. The industry appears to have attracted increased interest on the part of pension fund investors.
        During 1996, our bank stock selections also did well, especially since the summer. KEYCORP, a regional bank based in Cleveland that announced a major restructuring to cut costs, was our largest common

(INSERT PIE CHART)

Asset Allocation
Percent of Portfolio November 30, 1996

Common Stocks                                              54.1%
Convertible Preferred Stocks                               12.2%
Non-Convertible Corporate Bonds                            41.5%
Convertible Bonds                                          11.9%
Cash Equivalents                                            1.8%
Non-Convertible Preferred Stock                             1.1%



The above chart adds up to more than 100% because the portfolio is leveraged. The Fund had stock options equal to (0.2%) of the portfolio as of November 30, 1996.

                                   1996 annual report

Dividend and Income Fund
Market Price vs. Net Asset Value
December 1, 1995, to November 30, 1996
Premium/Discount Data
High 11.95% on November 1, 1995
Average 6.48%
Low 0.81% on December 8, 1995
(weekly changes)

                   Market Price        Net Asset Value
                   ------------        ---------------
Dec 1 '95             $14.000              $14.040
Dec. 8 '95            $14.125              $14.240
Dec. 15 '95           $14.000              $14.110
Dec. 22 '95           $14.125              $14.210
Dec. 29 '95           $14.375              $14.290
Jan. 5 '96            $14.625              $14.390
Jan. 12 '96           $14.500              $14.200
Jan. 19 '96           $14.750              $14.340
Jan 26 '96            $14.625              $14.380
Feb. 2 '96            $14.750              $14.610
Feb. 9 '96            $15.000              $14.790
Feb. 16 '96           $15.000              $14.680
Feb. 23 '96           $14.750              $14.720
Mar. 1 '96            $14.875              $14.670
Mar. 8 '96            $14.625              $14.550
Mar. 15 '96           $14.750              $14.380
Mar. 22 '96           $15.000              $14.510
Mar. 29 '96           $15.375              $14.490
Apr. 5 '96            $15.625              $14.550
Apr. 12 '96           $15.250              $14.170
Apr. 19 '96           $15.500              $14.310
Apr. 26 '96           $15.625              $14.400
May 3 '96             $15.625              $14.370
May 10 '96            $16.000              $14.540
May 17 '96            $15.875              $14.580
May 24 '96            $15.500              $14.650
May 31 '96            $15.625              $14.560
Jun. 7 '96            $15.750              $14.470
Jun. 14 '96           $15.500              $14.490
Jun. 21 '96           $15.500              $14.450
Jun. 28 '96           $15.625              $14.540
Jul. 5 '96            $15.625              $14.430
Jul. 12 '96           $15.625              $14.220
Jul. 19 '96           $15.500              $14.210
Jul. 26 '96           $15.375              $14.100
Aug. 2 '96            $15.875              $14.420
Aug. 9 '96            $16.000              $14.410
Aug. 16 '96           $15.750              $14.320
Aug. 23 '96           $15.875              $14.430
Aug. 3 '96            $16.000              $14.380
Sep. 6 '96            $15.875              $14.350
Sep. 13 '96           $15.875              $14.460
Sep. 20 '96           $15.875              $14.520
Sep. 27 '96           $16.000              $14.630
Oct. 4 '96            $16.125              $14.870
Oct. 11 '96           $16.250              $14.700
Oct. 18 '96           $16.250              $14.740
Oct. 25 '96           $16.375              $14.750
Nov. 1 '96            $16.625              $14.850
Nov. 8 '96            $16.625              $15.110
Nov. 15 '96           $16.375              $15.130
Nov. 22 '96           $16.625              $15.240
Nov. 29 '96           $16.625              $15.410

Source: Bloomberg Business News. Past performance does not guarantee future results.

stock holding at year end. Overall, credit sensitive stocks made up 36.3% of the Fund's portfolio as of November 30.

        In fiscal 1996, two areas of disappointment for the Fund were telephones and electric utilities. Both industries face uncertain earnings prospects, and we reduced our positions in these sectors.

THE STOCKS OF REAL ESTATE INVESTMENT TRUSTS (REITS) WERE SIGNIFICANT CONTRIBUTORS TO YOUR FUND'S OVERALL PERFORMANCE IN FISCAL 1996.

High-Yield Bonds Outperformed Other Bonds
During the first half of 1996, the prospect of higher U.S. economic growth had a negative effect on the bond market by raising concern that the Federal Reserve Board would tighten credit to fight anticipated inflation.
        Nevertheless, the high-yield bond market performed well compared to other fixed-income securities, in part because a healthy economy suggested that corporations issuing high-yield bonds would have a strong ability to repay debt. Our holdings performed well compared to the overall domestic high-yield market.
        In the second half, U.S. economic growth moderated enough to convince investors that inflation was tame but not enough to adversely affect the overall high-yield market's credit quality. We expect this may continue in 1997.
        Your Fund balanced opportunities for high current income while taking a conservative approach to potential credit risk. We focused on bonds rated BB/Ba and B, the highest non-investment grade ratings. Our performance was helped by the fact that prior to the start of the current

                               1996 annual report
4
fiscal year, we slightly reduced average maturity and duration, reducing the Fund's sensitivity to changes in interest rates.
        As of November 30, your Fund's high-yield component had an average effective maturity of 6.4 years and an effective duration of 4.1 years. Duration indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

Convertibles Provided Income and Growth
Convertible securities provided the Fund regular dividend income and allowed us to participate in the capital appreciation of "growth"-oriented stocks. The first half of 1996 was generally a period when small stocks and low dividend yielding stocks tended to outperform stocks of large companies that pay high dividends. During the second half, the market tended to favor large cap companies. Owning convertible securities helped your Fund participate in the capital appreciation potential of both small and large company stocks with low dividend yields.
        At year's end, convertible securities represented 24.1% of your Fund's net assets, down from nearly 32% of net assets at the close of fiscal 1995. Generally, we believe that the convertibles market is fairly valued. Overall, the convertibles market significantly underperformed the unmanaged S&P 500 Index in 1996. The total return of the unmanaged Merrill Lynch Convertibles Index was +16.35% for the 12 months ended November 30.

Stock Options
To help mitigate the effect of short-term interest rate changes on our stock selections, we sometimes write covered call options. That is, the Fund may agree to sell a stock we already own for a set price at a future date. The sale of a call option is a strategy used when we think a stock's price may drop. Selling a covered call can help reduce loss of principal if the underlying stock's price declines. It also provides additional income for the Fund.
        This strategy can limit the Fund's ability to benefit from capital appreciation if a stock's price rises. However, we believe having some downside protection - especially in a volatile interest rate environment - is worth giving up some growth potential.

opportunites

                               1996 annual report
                                                                               5

(Photo of Globes)

Glossary of Terms

P/E Ratio
The price of a stock divided by either past or forecasted earnings per share.


Market Capitalization
The price of a stock times the number of shares outstanding. It represents what investors think the company is worth at a given point in time.


Our Managed
Distribution Policy
In December 1995, the Fund implemented a managed distribution policy effective with the payment of the Fund's December dividend. Under the policy, the Fund is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains and, if necessary, a return of capital. During 1996, the Fund did not have to provide a return of capital to meet its dividend.
        This policy has helped the Fund's market share price rise from a discount to net asset value of -0.28% on December 1, 1995, to a premium to net asset value of +7.81% as of November 30, 1996. We believe it will help us in 1997 as well by increasing the attractiveness of the Fund for income-oriented investors.

Investment Outlook
In common stocks, your Fund remains focused on a mix of industries similar to those we favored in fiscal 1995, although we have reduced our weighting in electric and telephone utilities because of the uncertainties generated by deregulation and increased competition.
        Although bank stocks have done well for two years in a row, we believe the financial sector still offers attractive opportunities for income and total return. While your Fund's asset mix is subject to change as market conditions warrant, we anticipate that our "value"-oriented selection process will lead us to a similar asset mix in 1997.




BERNARD P. SCHAFFER
Vice President
and Senior Portfolio Manager
U.S. Equities

PAUL A. MATLACK
Vice President
and Senior Portfolio Manager
U.S. Fixed-Income

December 9, 1996

                                   1996 annual report

Your Fund's Performance
A $10,000 investment in Dividend and Income Fund when the Fund began operating on March 23, 1993, would have grown to $15,450 as of November 30, 1996, with dividends reinvested.

Dividend and Income Fund
Lifetime Performance

Total Market Price Return,
March 23, 1993 to November 30, 1996

                       Dividend and Income Fund
                   With Reinvestment of Distributions
                   ----------------------------------
May  '93                         $10,170
Jun. '93                         $10,374
Jul. '93                         $10,589
Aug. '93                         $10,813
Sep. '93                         $10,900
Oct. '93                         $11,165
Nov. '93                         $11,076
Dec. '93                         $11,260
Jan. '94                         $11,551
Feb. '94                         $11,428
Mar. '94                         $10,953
Apr. '94                         $10,876
May  '94                         $10,801
Jun. '94                         $10,654
Jul. '94                         $10,782
Aug. '94                         $11,099
Sep. '94                         $11,015
Oct. '94                         $10,925
Nov. '94                         $10,567
Dec. '94                         $10,649
Jan. '95                         $10,748
Feb. '95                         $11,057
Mar. '95                         $11,116
Apr. '95                         $11,323
May  '95                         $11,694
Jun. '95                         $11,827
Jul. '95                         $12,161
Aug. '95                         $12,235
Sep. '95                         $12,587
Oct. '95                         $12,508
Nov. '95                         $12,757
Dec. '95                         $13,123
Jan. '96                         $13,467
Feb. '96                         $13,673
Mar. '96                         $13,642
Apr. '96                         $13,713
Mar. '96                         $13,928
Jun. '96                         $14,019
Jul. '96                         $13,762
Aug. '96                         $14,085
Sep. '96                         $14,470
Oct. '96                         $14,759
Nov. '96                         $15,450

DIVIDEND REINVESTMENT HAS MADE A SUBSTANTIAL DIFFERENCE IN YOUR FUND'S TOTAL RETURN DURING THE PAST THREE AND A HALF YEARS, ILLUSTRATING THE VALUE OF COMPOUNDING.

Past performance does not guarantee future results. DDF shares were initially offered with a sales charge of 6%. Performance since inception does not include this or any brokerage commissions for purchases made since inception.

If your shares are not held in "street" name and you are not already reinvesting dividends, Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact ChaseMellon Shareholder Services at 1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.
--------------------------------------------------------------------------------
About Our Share Buyback Program

In 1994, Dividend and Income Fund's board of directors authorized a share repurchase program that authorizes the Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. During 1996, the Fund did not utilize this option because, given the Fund's market price, we believed there were more effective ways of enhancing shareholder value.

                                1996 annual report

Financial Statements
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS/ NOVEMBER 30, 1996
-------------------------------------------------------------------------------
                                                    Number        Market
                                                  of Shares       Value
-------------------------------------------------------------------------------
 COMMON STOCK - 54.13%
 Banking, Finance & Insurance - 13.49%
 AmSouth Bancorporation .....................        75,000   $ 3,740,625
*Beneficial .................................        14,100       875,963
 Chase Manhattan ............................        25,000     2,362,500
*CoreStates Financial .......................        69,000     3,717,375
 First Chicago NBD ..........................         7,000       411,250
 First Union ................................        15,300     1,168,538
 Fleet Financial Group ......................        24,600     1,362,225
 Great Western Financial ....................       100,000     3,112,500
 J.P. Morgan & Company ......................        20,200     1,906,375
 KeyCorp ....................................       100,000     5,237,500
 Mellon Bank ................................        30,000     2,167,500
 Salomon ....................................        16,500       998,250
 Summit Bancorporation ......................        60,000     2,692,500
                                                              -----------
                                                               29,753,101
                                                              -----------
 Building & Materials - 0.44%
 Kaufman & Broad Home .......................        75,000       965,625
                                                              -----------
                                                                  965,625
                                                              -----------
 Chemicals - 1.01%
*Dow Chemical ...............................        26,700     2,236,125
                                                              -----------
                                                                2,236,125
                                                              -----------
 Electronics - 0.51%
 AMP ........................................        29,400     1,124,550
                                                              -----------
                                                                1,124,550
                                                              -----------
 Energy - 2.89%
*Exxon ......................................        20,000     1,892,500
 Occidental Petroleum .......................       100,000     2,400,000
 Texaco .....................................        21,100     2,091,537
                                                              -----------
                                                                6,384,037
                                                              -----------
 Food, Beverage & Tobacco - 0.93%
 Philip Morris Companies ....................        20,000     2,062,500
                                                              -----------
                                                                2,062,500
                                                              -----------
 Healthcare & Pharmaceuticals - 0.96%
*Baxter International .......................        50,000     2,125,000
                                                              -----------
                                                                2,125,000
                                                              -----------
 Paper & Forest Products - 0.62%
 Georgia Pacific ............................        18,700     1,360,425
                                                              -----------
                                                                1,360,425
                                                              -----------
 Real Estate - 23.74%
 American General Hospitality ...............        74,000     1,498,500
 American Health Properties .................        50,000     1,100,000
 Arden Realty Group .........................        20,000       482,500
 Bay Apartment Communities ..................        47,500     1,543,750

-----------
Top 10 common stock holdings, representing 16.22% of net assets, are printed in blue.

-------------------------------------------------------------------------------
                                                  Number        Market
                                                of Shares       Value
-------------------------------------------------------------------------------
 COMMON STOCK (CONTINUED)
 REAL ESTATE (CONTINUED)
 Cali Realty ..............................        91,000   $ 2,570,750
 Camden Property Trust ....................        73,000     2,016,625
 Colonial Properties Trust ................        73,000     1,961,875
 Developers Diversified Realty ............        40,000     1,345,000
 Duke Realty Investments ..................        48,000     1,722,000
 Equity Residential Properties Trust ......        50,000     2,006,250
 First Industrial Realty Trust ............        90,000     2,576,250
 Glenborough Realty Trust .................        73,700     1,105,500
 Health Care Property Investors ...........        30,000     1,023,750
 Health Care REIT .........................        35,100       895,050
 Horizon Group ............................        57,600     1,123,200
 Macerich Company (The)  ..................       100,000     2,325,000
 Meridian Industrial Trust ................        68,600     1,277,675
 National Golf Properties .................        60,000     1,695,000
 Oasis Residential ........................        35,000       735,000
 Parkway Properties .......................       120,500     2,681,125
 Patriot American Hospitality .............        78,000     2,954,250
 Prentiss Properties Trust ................        90,000     2,013,750
 Prime Retail .............................        58,177       719,940
 Reckson Associates Realty ................       108,000     4,090,500
 ROC Communities ..........................        65,000     1,608,750
 Security Capital Industrial Trust ........        33,000       627,000
 Simon Debartolo Group ....................        79,000     2,162,625
 Sovran Self Storage ......................        80,000     2,270,000
 Starwood Lodging Trust ...................        55,000     2,626,250
 Sun Communities ..........................        50,000     1,593,750
                                                            -----------
                                                             52,351,615
                                                            -----------
 Telecommunications - 2.10%
 NYNEX ....................................       100,000     4,637,500
                                                            -----------
                                                              4,637,500
                                                            -----------
 Transportation - 1.06%
 Union Pacific ............................        40,000     2,330,000
                                                            -----------
                                                              2,330,000
                                                            -----------
 Utilities - 6.11%
 American Electric Power ..................        50,000     2,075,000
 Houston Industries .......................       100,000     2,200,000
 Peco Energy ..............................        30,000       765,000
 PP&L Resources ...........................       100,000     2,287,500
 Rochester Gas & Electric .................       155,000     2,964,375
 Royal PTT Nederland NV ADR ...............        31,600     1,181,050
 Unicom ...................................        75,000     1,996,875
                                                            -----------
                                                             13,469,800
                                                            -----------
 Miscellaneous - 0.27%
 Pitney Bowes .............................        10,000       590,000
                                                            -----------
                                                                590,000
                                                            -----------
 Total Common Stock (cost $103,947,457) ...                 119,390,278
                                                            -----------

                               1996 annual report
8

-------------------------------------------------------------------------------
                                                    Number        Market
                                                  of Shares       Value
-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK -- 12.16%
 Banking, Finance & Insurance - 2.27%
 Banco Commercial Portugues
   8.00% series "A" pfd cv ................        20,000   $ 1,052,500
 Salomon 7.625% series "FSA"
   pfd cv "DECS" ..........................        70,000     2,108,750
 SunAmerica $3.188 pfd cv (PERCS) .........        45,000     1,845,000
                                                            -----------
                                                              5,006,250
                                                            -----------
 Chemicals - 1.02%
 ARCO 9.00% "Lyondell" Notes ..............       100,000     2,250,000
                                                            -----------
                                                              2,250,000
                                                            -----------
 Food, Beverage & Tobacco - 1.16%
 RJR Nabisco Holding $0.60 pfd cv
   series "C" "PERCS"  ....................       400,000     2,550,000
                                                            -----------
                                                              2,550,000
                                                            -----------
 Leisure, Lodging & Entertainment - 0.52%
 Station Casinos 7.00% pfd cv .............        23,000     1,150,000
                                                            -----------
                                                              1,150,000
                                                            -----------
 Metals & Mining - 2.46%
 Coeur D' Alene Mines 7.00% pfd cv "MARCS"         70,000     1,198,750
 Freeport-McMoran Copper 7.00% pfd cv .....        80,000     2,240,000
 MascoTech $1.20 pfd cv "DECS" ............       119,300     1,983,363
                                                            -----------
                                                              5,422,113
                                                            -----------
 Real Estate - 1.87%
 First Union Real Estate 8.40% pfd cv .....        36,700     1,312,025
+Insignia Financing 6.50% pfd cv ..........        33,300     1,698,300
+Timet Capital Trust 6.625% pfd cv ........        20,000     1,110,000
                                                            -----------
                                                              4,120,325
                                                            -----------
 Retail - 2.17%
 KMart Financing 7.75% pfd cv .............        95,000     4,785,625
                                                            -----------
                                                              4,785,625
                                                            -----------
 Miscellaneous - 0.69%
+Loral Space & Communication 6.00% pfd cv .        27,000     1,528,875
                                                            -----------
                                                              1,528,875
                                                            -----------
 Total Convertible Preferred Stock
   (cost $25,910,555)  ....................                  26,813,188
                                                            -----------

 PREFERRED STOCK - 1.12%
 Banking, Finance & Insurance - 1.12%
 Credit Lyon Capital SCA 9.50% ............       100,000     2,462,500
                                                            -----------
 Total Preferred Stock (cost $2,500,000) ..                   2,462,500
                                                            -----------

                                               Principal
                                                 Amount
 NON-CONVERTIBLE BONDS - 41.52%
 Automobiles & Auto Equipment - 2.03%
+Delco Remy International sr
  sub notes 10.625% 2006  .................   $ 2,000,000     2,100,000
 Exide sr notes 10.75% 2002 ...............     1,000,000     1,052,500
 Harvard Industries sr notes 11.125% 2005         750,000       633,750
 Speedy Muffler King unsec sr
  notes 10.875% 2006  .....................       650,000       698,750
                                                            -----------
                                                              4,485,000
                                                            -----------

-------------------------------------------------------------------------------
                                                  Principal           Market
                                                   Amount             Value
-------------------------------------------------------------------------------
 NON-CONVERTIBLE BONDS (CONTINUED)
 Banking, Finance & Insurance - 2.13%
+Aetna Industries sr notes 11.875 2006 ......   $2,000,000          $ 2,125,000
 Chevy Chase Savings Bank sub
   deb 9.25% 2005 ...........................    1,000,000            1,055,000
 First Nationwide Holdings sr
   sub notes 9.125% 2003.....................    1,500,000            1,522,500
                                                                   -------------
                                                                      4,702,500
                                                                   -------------
 Cable, Media & Publishing - 5.26%
 Cablevision Systems sr sub deb 10.75% 2004..     2,000,000           2,065,000
 Granite Broadcast sr sub notes 9.375% 2005..     2,000,000           1,920,000
 Jones Intercable sr notes  9.625% 2002 .....     1,500,000           1,567,500
 Muzak LP/Capital unsec sr
   notes 10.00% 2003.........................     1,200,000           1,224,000
 Rogers Cablesystem sr sec deb 10.00% 2007...       810,000             856,575
 Rogers Cablesystem sr unsec
   sub deb 11.00% 2015.......................       500,000             540,000
 Sullivan Graphics sr sub notes 12.75% 2005       1,500,000           1,462,500
 Viacom International sr sub
   notes 10.25% 2001.........................     1,800,000           1,979,044
                                                                   -------------
                                                                     11,614,619
                                                                   -------------
 Chemicals - 3.56%
+BPC Holding sr notes 12.50% 2006 ...........     1,150,000           1,213,250
 Foamex sr notes 11.25% 2002.................     2,000,000           2,110,000
+ISP Holdings sr notes 9.75% 2002 ...........       519,000             542,355
 NL Industries sr sec notes 11.75% 2003......     2,290,000           2,364,425
 Uniroyal Chemical Acquisition sr
  sub notes 11.00% 2000......................     1,500,000           1,612,500
                                                                   -------------
                                                                      7,842,530
                                                                   -------------
 Computers & Technology - 1.12%
 Unisys sr notes 12.00% 2003  ...............     1,000,000           1,061,250
 Unisys sr notes 11.75% 2004  ...............     1,350,000           1,417,500
                                                                   -------------
                                                                      2,478,750
                                                                   -------------
 Consumer Products - 0.98%
 American Safety Razor
   sr notes 9.875% 2005 .....................     2,000,000           2,150,000
                                                                   -------------
                                                                      2,150,000
                                                                   -------------
 Electronics - 1.91%
 Interlake sr notes 12.00% 2001..............     2,000,000           2,150,000
 Mark IV Industries sub notes 8.75% 2003.....     1,985,000           2,074,325
                                                                   -------------
                                                                      4,224,325
                                                                   -------------
 Energy - 1.78%
 Costilla Energy sr notes 10.25% 2006........       875,000             907,812
 Falcon Drilling sr notes 8.875% 2003........     1,000,000           1,015,000
 Mesa Operating unsec 10.625% 2006 ..........     1,000,000           1,082,500
 Plains Resources sr sub notes 10.25% 2006...       875,000             927,500
                                                                   -------------
                                                                      3,932,812
                                                                   -------------
 Food, Beverage & Tobacco - 0.18%
 Purina Mills sr sub notes 10.25% 2003 ......       375,000             388,125
                                                                   -------------
                                                                        388,125
                                                                   -------------
 Healthcare & Pharmaceuticals - 0.86%
+Dade International sr sub
   notes 11.125% 2006........................     1,000,000           1,087,500
 Healthsouth Rehabilitation sr sub
   notes 9.50% 2001 .........................       750,000             800,625
                                                                  -------------
                                                                      1,888,125
                                                                  -------------

                               1996 annual report

-------------------------------------------------------------------------------
                                                   Principal          Market
                                                    Amount            Value
-------------------------------------------------------------------------------
 NON-CONVERTIBLE BONDS (CONTINUED)
 Industrial Machinery - 0.45%
 Jordan Industries sr
   notes 10.375% 2003 ......................   $1,000,000           $ 982,500
                                                                 -------------
                                                                      982,500
                                                                 -------------
 Leisure, Lodging & Entertainment - 2.24%
 Argosy Gaming 1st mtg notes 13.25% 2004....   1,000,000              955,000
+Cinemark sr sub notes 9.625% 2008..........   1,000,000            1,012,500
 Royal Caribbean Cruise Lines sr sub
   notes 11.375% 2002.......................   1,000,000            1,075,000
 Trump Atlantic City Associates Funding
   sec 1st mtg notes 11.25% 2006............   2,000,000            1,890,000
                                                                 -------------
                                                                    4,932,500
                                                                 -------------
 Metals & Mining - 2.84%
 Armco sr notes 11.375% 1999  ..............     750,000              787,500
+Commonwealth Aluminum sr sub
   notes 10.75% 2006........................     750,000              768,750
 G.S. Technologies sr notes 12.00% 2004.....   2,000,000            2,067,500
 G.S. Technologies sr notes 12.25% 2005.....   1,500,000            1,571,250
 Oregon Steel Mills sec 1st mtg
   notes 11.00% 2003........................   1,000,000            1,075,000
                                                                 -------------
                                                                    6,270,000
                                                                 -------------
 Packaging & Containers - 2.18%
 Container Corporation of America
   sr notes 11.25% 2004.....................   1,000,000            1,085,000
 Ivex Packaging sr sub notes 12.50% 2002....   1,000,000            1,090,000
 Stone Container sr notes 11.50% 2004.......   1,000,000            1,047,500
 U.S. Can sr sub notes 13.50% 2002 .........   1,500,000            1,590,000
                                                                -------------
                                                                    4,812,500
                                                                -------------
 Paper & Forest Products - 2.87%
+Four M sr notes 12.00% 2006................     450,000              464,625
 Pacific Lumber sr notes 10.50% 2003 .......   2,000,000            2,015,000
 Repap Wisconsin sr sec notes 9.25% 2002....   1,500,000            1,485,000
 Repap Wisconsin sr sec notes 9.875% 2006...   1,500,000            1,470,000
 Riverwood International sr sub
   notes 10.875% 2008.......................   1,000,000              905,000
                                                                -------------
                                                                    6,339,625
                                                                -------------
 Retail - 3.10%
+Cole National Group sr sub
   notes 9.875% 2006........................   2,000,000            2,030,000
 Cort Furniture Rental sr notes 12.00% 2000.   1,221,000            1,361,415
 Fleming Companies sr sub notes 10.625% 2001   1,320,000            1,328,250
 Ralph's Grocery sr notes 10.45% 2004.......   1,000,000            1,046,250
 Ralph's Grocery sr sub notes 13.75% 2005...   1,000,000            1,070,000
                                                                -------------
                                                                    6,835,915
                                                                -------------
 Telecommunications - 1.43%
 Galaxy Telecom sr sub notes 12.375% 2005...   2,000,000            2,097,500
 Rogers Cantel sr sub notes 11.125% 2002....   1,000,000            1,061,250
                                                                -------------
                                                                    3,158,750
                                                                -------------
 Textiles - 1.16%
 Clark Schwebel sr notes 10.50% 2006........   1,500,000            1,593,750
+Lifestyle Furnishings sr sub
   notes 10.875% 2006.......................     900,000              960,750
                                                                -------------
                                                                    2,554,500
                                                                 -------------

-------------------------------------------------------------------------------
                                                  Principal          Market
                                                   Amount            Value
-------------------------------------------------------------------------------
 NON-CONVERTIBLE BONDS (CONTINUED)
 Transportation & Shipping - 1.29%
 Teekay Shipping 1st pfd ship mtg
   notes 8.32% 2008............................ $1,000,000         $ 1,002,500
 Teekay Shipping 1st pfd ship mtg
   notes 9.625% 2003...........................  1,750,000           1,837,500
                                                                   -----------
                                                                     2,840,000
                                                                   -----------
 Utilities - 2.21%
+Calpine sr notes 10.50% 2006   ...............  2,000,000           2,110,000
 Midland Funding II deb 11.75%  2005 ..........  1,400,000           1,561,000
 TransTexas Gas sr sec notes 11.50% 2002.......  1,100,000           1,199,000
                                                                   -----------
                                                                     4,870,000
                                                                   -----------
 Miscellaneous - 1.94%
 Graphic Controls sr sub notes 12.00% 2005.....  2,000,000           2,200,000
 Knoll sr sub notes 10.875% 2006 ..............  1,000,000           1,095,000
+Pierce Leahy sr sub notes 11.125% 2006........    900,000             991,125
                                                                   -----------
                                                                     4,286,125
                                                                   -----------
 Total Non-Convertible Bonds
   (cost $88,562,852)..........................                     91,589,201
                                                                   -----------

 CONVERTIBLE BONDS - 11.92%
 Banking, Finance & Insurance - 0.86%
+Banco Nacional De Mexico global jr unsec
   sub deb 7.00% 1999..........................  2,000,000           1,895,000
                                                                   -----------
                                                                     1,895,000
                                                                   -----------
 Computers & Technology - 1.59%
 MacNeal-Schwendler unsec
   sub deb 7.875% 2004. .......................  1,000,000             917,500
 Softkey International sr notes 5.50% 2000.....  1,000,000             812,500
 Unisys sub notes 8.25% 2000  .................  1,800,000           1,770,750
                                                                   -----------
                                                                     3,500,750
                                                                   -----------
  Electronics - 0.43%
  Richey Electronics sub notes 7.00% 2006......  1,000,000             938,750
                                                                   -----------
                                                                       938,750
                                                                   -----------
  Health Care & Pharmaceuticals - 1.52%
 +ARV Assisted Living sub notes 6.75% 2006 ....  1,300,000           1,155,375
 +Phymatrix sub deb 6.75% 2003 ................  1,800,000           1,498,500
 +Uromed Corp unsec sub notes 6.00% 2003 ......    750,000             707,812
                                                                   -----------
                                                                     3,361,687
                                                                   -----------
  Metals & Mining - 0.49%
  Mascotech sub deb 4.50% 2003.................  1,300,000           1,080,625
                                                                   -----------
                                                                     1,080,625
                                                                   -----------
  Real Estate - 6.49%
  Alexander Haagen Properties sub
    deb 7.50% 2001............................   2,270,000           2,142,313
  IRT Property sub deb 7.30% 2003 ............   2,000,000           1,975,000
  Liberty Property Trust unsec sub
    deb 8.00% 2001............................   1,500,000           1,753,125
  LTC Properties sub deb 8.50% 2000...........   1,000,000           1,151,250
  Malan Realty Investors unsec sub
    deb 9.50% 2004.............................  3,300,000           3,114,375
  Mid-Atlantic Realty Trust sub
    deb 7.625% 2003 ...........................  1,500,000           1,490,625

                               1996 annual report

-------------------------------------------------------------------------------
                                                   Principal          Market
                                                    Amount            Value
-------------------------------------------------------------------------------
  CONVERTIBLE BONDS (CONTINUED)
  REAL ESTATE (CONTINUED)
  Sizeler Property Investors sub
    deb 8.00% 2003 ..........................  $3,000,000         $ 2,688,750
                                                               --------------
                                                                   14,315,438
                                                               --------------
  Retail - 0.54%
  Home Shopping Network sub deb 5.875% 2006     1,100,000           1,182,500
                                                               --------------
                                                                    1,182,500
                                                               --------------
  Total Convertible Bonds (cost $27,352,150)                       26,274,750
                                                               --------------

  SHORT-TERM SECURITIES - 1.80%
**U.S. Treasury Bill 4.895% due 1/02/97......   4,000,000           3,982,596
                                                               --------------
  Total Short-Term Securities (cost $3,982,596)                     3,982,596
                                                               --------------

                                                   Shares
                                                   Subject
                                                   to Call
  CALL OPTIONS WRITTEN - (0.24%)
  Baxter International, February 1997 $45....      50,000             (56,250)
  Beneficial, January 1997 $60...............      14,100             (60,806)
  Corestates Financial, January 1997 $50.....      35,000            (155,313)
  Dow Chemical, January 1997 $80.............      26,700            (128,494)
  Exxon, January 1997 $90....................      20,000            (120,000)
                                                                --------------
  Total Call Options Written                                         (520,863)
                                                                --------------
  (premiums received $259,555)

  TOTAL MARKET VALUE OF SECURITIES OWNED - 122.41%
   (cost $251,996,055).. . . . . . . . . . . . . .               $269,991,650
  LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS -
   (22.41%). . . . . . . . . . . . . . . . . . . . . . . . . .    (49,425,648)
                                                                --------------
  NET ASSETS APPLICABLE TO 14,307,000 SHARES
   ($0.01 par value) OUTSTANDING; EQUIVALENT
   TO $15.42 PER SHARE - 100.00%. . . . .                        $220,566,002
                                                               ==============
  ------------------
  ADR   - American Depository Receipt.
  DECS  - Dividend Enhanced Convertible Stock.
  PERCS - Preferred Equity Redemption Cumulative Stock.
  MARCS - Mandatory Adjustable Redeemable Convertible Security.
  +  Securities exempt from registration under rule 144A of the Securities
     Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers
     (See Note 6).
  *  Security held in connection with open call option written.
  ** U.S. Treasury Bills are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

  ------------------

  COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1996:
  Common Stock, $0.01 par value, 500,000,000 shares
   authorized to the Fund. . . . . . . . . . . .                 $200,958,246
   Accumulated net realized gain on investments                     1,612,161
   Net unrealized appreciation of investments                      17,995,595
                                                               --------------
  Total net assets . . . . . . . . . . . . . . . . .             $220,566,002
                                                               ==============

                             See accompanying notes

Delaware Group
Dividend and Income Fund, Inc.
Statement of Operations
For the Year Ended
November 30, 1996
--------------------------------------------------------------------------------
 INVESTMENT INCOME:
 Interest .......................................    $13,865,991
 Dividends ......................................      6,713,607    $20,579,598
                                                                    -----------

 EXPENSES:
 Management fees ................................      1,443,502
 Administrative fees ............................        472,419
 Commercial paper fees ..........................        180,057
 Reports to shareholders ........................         47,496
 Professional fees ..............................         41,017
 NYSE fees ......................................         28,835
 Transfer agent fees ............................         14,899
 Custodian fees .................................         14,300
 Directors' fees ................................          9,671
 Other ..........................................         19,764
                                                     -----------
  Total operating expenses
   (before interest expense) ....................                     2,271,960
  Interest expense ..............................                     3,073,779
                                                                    -----------
  Total expenses ................................                     5,345,739
                                                                    -----------
 NET INVESTMENT INCOME ..........................                    15,233,859
                                                                    -----------

 NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
 Net realized gain from security transactions ...                     7,639,969
 Net change in unrealized appreciation
  on investments ................................                    18,652,232
                                                                    -----------

 NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ...........................                    26,292,201
                                                                    -----------
 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .....................                   $41,526,060
                                                                    ===========

                             See accompanying notes

DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   YEAR ENDED       YEAR ENDED
                                                  November 30,     November 30,
                                                      1996             1995
                                                 -------------------------------
 OPERATIONS:

 Net investment income .......................     $15,233,859      $16,227,479

 Net realized gain from security transactions        7,639,969        1,989,358
 Net change in unrealized appreciation
     on investments ..........................      18,652,232       17,197,602
                                                 -------------    -------------

 Net increase in net assets resulting
     from operations .........................      41,526,060       35,414,439
                                                 -------------    -------------


 DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS FROM:
 Net investment income and short-term
     capital gains ...........................     (21,460,500)     (16,424,436)
                                                 -------------    -------------

 NET INCREASE IN NET ASSETS ..................      20,065,560       18,990,003

 NET ASSETS:
 Beginning of year ...........................     200,500,442      181,510,439
                                                 -------------    -------------
 End of year (including undistributed
     net investment income of $0 and
     $407,950, respectively)..................   $ 220,566,002    $ 200,500,442
                                                 =============    =============


                             See accompanying notes

Delaware Group
Dividend and Income Fund, Inc.
Statement of Cash Flows
For the Year Ended November 30, 1996
--------------------------------------------------------------------------------
Increase (Decrease) in Cash:
Cash flows provided by operating activities:
 Interest and dividends received
  (excluding amortization of $357,353) .....................     $  20,995,874
 Operating expenses paid ...................................        (2,425,301)
 Interest expenses paid ....................................        (2,948,066)
 Sale of short-term portfolio investments, net .............         1,166,780
 Purchase of long-term portfolio investments ...............      (180,710,594)
 Proceeds from disposition of long-term
   portfolio investments ...................................       187,450,856
                                                                 -------------
 Net cash provided by operating activities .................        23,529,549
                                                                 -------------

Cash flows used for financing activities:
 Cash provided by issuance of commercial paper .............       234,016,958
 Cash used to pay commercial paper offering expenses .......           (50,000)
 Cash used to liquidate commercial paper ...................      (234,051,932)
 Cash dividends paid .......................................       (21,460,500)
                                                                 -------------
 Net cash used for financing activities ....................       (21,545,474)
                                                                 -------------
Net increase in cash .......................................         1,984,075
Cash at beginning of year ..................................            22,147
                                                                 -------------
Cash at end of year ........................................     $   2,006,222
                                                                 =============

Reconciliation of Net Increase in Net Assets
  Resulting from Operations to Net Cash Provided
  by Operating Activities:
Net increase in net assets resulting from
  operations ...............................................     $  41,526,060
                                                                 -------------
 Decrease in investments ...................................        15,050,464
 Net realized gain from security transactions ..............        (7,639,969)
 Change in net unrealized appreciation .....................       (18,652,232)
 Decrease in prepaid assets ................................               444
 Increase in receivable for investments sold ...............        (1,942,018)
 Decrease in interest and dividends receivable .............           773,629
 Decrease in deferred organization expenses ................            92,941
 Decrease in payable for investments purchased .............        (5,558,757)
 Increase in interest payable ..............................            69,999
 Decrease in accrued expenses and other
  liabilities ..............................................          (191,012)
                                                                 -------------
   Total adjustments .......................................       (17,996,511)
                                                                 -------------
Net cash provided by operating activities ..................     $  23,529,549
                                                                 =============

                             See accompanying notes
12

Delaware Group
Dividend and Income Fund, Inc.
Notes to Financial Statements
November 30, 1996
--------------------------------------------------------------------------------

Delaware Group Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed or traded on a national exchange, except for debt securities, are valued at the last sale price on the exchange where they are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange-traded options are valued using a mathematical model. Short-term instruments having a maturity date of less than 60 days are valued at amortized cost. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight-line method. In addition, a total of $199,000 was incurred in connection with the start-up of the short-term commercial paper program. These costs were deferred and are being amortized ratably over a period of three years from the date of the first short-term commercial paper issuance (See Note 5).

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income and distributions are recorded on the ex-dividend date and interest income and expenses are recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

A total of $144,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a five year period from the date the Fund commenced operations.

Certain Fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average weekly net assets.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and if necessary, a return of capital. No dividends were designated as return of capital for the fiscal year ended November 30, 1996.

2.Investment Management and Administration Agreements and Other Transactions with Affiliates

 In accordance with the terms of the Investment Management
Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.55% of the Fund's adjusted average weekly net assets. At November 30, 1996, the Fund had a liability for Investment Management fees of $124,096.

The Fund has also entered into an Administration Agreement with Princeton Administrators, L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.18% of the Fund's adjusted average weekly net assets. Effective January 1, 1997, the administrative fee will be computed at the annual rate of 0.15% of the Fund's adjusted average weekly net assets. At November 30, 1996, the Fund had a liability for administration fees of $40,613.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the commercial paper liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund do not receive any compensation from the Fund.


                               1996 annual report

--------------------------------------------------------------------------------

3. Investments
During the year ended November 30, 1996, the Fund made purchases of $175,151,837 and sales of $188,821,033 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1996, the federal income tax cost basis of the Fund's investments was $251,996,055 and net unrealized appreciation for federal income tax purposes aggregated $17,995,595 of which $22,518,178 related to unrealized appreciation of securities and $4,522,583 to unrealized depreciation of securities.

Transactions in options written for the year ended November 30, 1996, were as follows:

                                                        Number
                                                          of           Premiums
                                                       Contracts       Received
 Contracts outstanding
   November 30, 1995  ...........................          4,068     $  263,262
 Contracts written ..............................         10,217      1,194,815
 Contracts terminated:
   Closed .......................................            300         51,598
   Expired ......................................          7,987        595,813
   Exercised ....................................          4,540        551,111
                                                      ----------     ----------
 Total contracts terminated .....................         12,827     $1,198,522
                                                      ----------     ----------
 Contracts outstanding
   November 30, 1996  ...........................          1,458     $  259,555
                                                      ----------     ----------

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The net realized gain on options closed or expired was $647,411 for the year ended November 30, 1996.

4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

On December 2, 1996, the Fund declared its monthly dividend in the amount of $0.125 per share. This dividend was payable December 27, 1996, to stockholders of record at the close of business on December 13, 1996. The ex-dividend date was December 11, 1996.

On December 23, 1996, the Fund declared distribution from net realized gain from security transactions in the amount of $0.087 per share and from net investment income $0.038 per share. This dividend was payable January 31, 1997 to stockholders of record at the close of business on December 31, 1996. The ex-dividend date was December 27, 1996.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, ChaseMellon Shareholder Services, L..L.C., in the open market.

5. Commercial Paper
As of November 30, 1996, $55,000,000 commercial paper was outstanding with an amortized cost of $54,877,829. The weighted average discount rate of commercial paper outstanding at November 30, 1996, was 5.42%. The average daily balance of commercial paper outstanding during the year ended November 30, 1996, was $54,641,305 at a weighted average discount rate of 5.51%. The maximum amount of commercial paper outstanding at any time during the fiscal year was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 1996, there were no borrowings under this arrangement.

6. Concentration of Credit Risk
The Fund invests in high-yield fixed-income securities which carry ratings of BB or lower by Standard & Poor's and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.
                               1996 annual report
14

--------------------------------------------------------------------------------
 7
 . Financial Highlights
    Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                                     For the Period
                                                                   Year Ended        Year Ended        Year Ended   March 26, 1993*
                                                                  November 30,      November 30,      November 30,   to November 30,
                                                                      1996              1995              1994           1993
                                                               --------------------------------------------------------------------

 Net asset value, beginning of period ..........................   $   14.01     $  12.69       $   14.91       $     14.04+

 Income (loss) from investment operations:
     Net investment income .....................................        1.07         1.13            1.10              0.68
     Net realized and unrealized gain (loss) from
       security transactions ...................................        1.84         1.34           (1.73)             0.81
                                                                    --------     --------       ----------       -----------
     Total from investment operations ..........................        2.91         2.47           (0.63)             1.49
                                                                    --------     --------       ----------       -----------

 Less dividends and distributions:
     Dividends from net investment income and
       short-term capital gains ................................       (1.50)(2)    (1.15)          (1.12)            (0.62)
     Distributions from net realized gains on
        security transactions ..................................         --           --            (0.47)               --
                                                                    --------     --------       ----------       -----------
     Total dividends and distributions .........................       (1.50)       (1.15)          (1.59)            (0.62)
                                                                    --------     --------       ----------       -----------
 Net asset value, end of period ................................   $   15.42    $   14.01       $   12.69       $     14.91
                                                                    =========    =========      =========       ===========
 Market value, end of period ...................................   $   16.63    $   14.00       $   12.00       $     14.50
                                                                    =========    =========      =========       ===========

 Total investment return based on:1
     Market value ..............................................       30.67%       28.71%          (7.23%)            0.82%
     Net asset value ...........................................       21.11%       20.72%          (4.60%)           10.76%

 Ratios and supplemental data:
     Net assets, end of period (000 omitted) ...................    $220,566     $200,500       $ 181,510       $   213,292
     Ratio of total operating expenses to adjusted average
       weekly net assets (before interest expense) .............        0.87%        0.89%           1.01%             0.94%**
     Ratio of interest expenses to adjusted average weekly
       net assets ..............................................        1.17%        1.32%           0.76%**            N/A
     Ratio of net investment income to adjusted average
       weekly net assets .......................................        5.80%        6.68%           6.80%             6.88%**
     Portfolio turnover ........................................          69%         118%             73%              113%
     Average commission rate paid ..............................    $ 0.0532          N/A             N/A               N/A

 Leverage analysis:
     Debt outstanding at end of period (000 omitted) ...........    $ 55,000     $ 55,000       $  48,000               N/A
     Average daily balance of debt outstanding (000 omitted) ...    $ 54,641     $ 52,488       $  40,803               N/A
     Average daily balance of shares outstanding (000 omitted) .      14,307       14,307          14,307               N/A
     Average debt per share ....................................    $   3.82     $   3.67       $    2.85               N/A

-----------
*  Commencement of operations.
** Annualized -- Commercial paper was initially issued on January 25, 1994.
+ Net of underwriter's discount of $0.90 and offering costs of $0.06 charged to paid-in capital with respect to issuance of common shares.
1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
2 Of the $1.50 per share dividends paid during the year $0.41 consisted of short-term capital gains, which are taxable at the same rate as net investment income.

                               1996 annual report

Delaware Group Dividend and Income Fund, Inc.
Report of Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Delaware Group Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Group Dividend and Income Fund, Inc. as of November 30, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 26, 1993 (commencement of operations) to November 30,1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Dividend and Income Fund, Inc. at November 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 26, 1993 (commencement of operations) to November 30,1993, in conformity with generally accepted accounting principles.


                                 Ernst & Young LLP

Philadelphia, Pennsylvania
January 10, 1997

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Proxy Results

During the year ended November 30, 1996, The Delaware Group Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on June 14, 1996. The description of each proposal and number of shares voted are as follows:

                                                   Shares        Shares Voted
                                                    Voted          Without
                                                     For           Authority
                                                 ------------    --------------
 1. To elect the Fund's Board of Directors:
    Wayne A. Stork ..............................  9,469,307         122,325
    Walter P. Babich ............................  9,468,429         123,203
    Anthony D. Knerr ............................  9,469,122         122,510
    Ann R. Leven ................................  9,464,581         127,051
    W. Thacher Longstreth .......................  9,462,224         129,408
    Charles E. Peck .............................  9,467,486         124,146

                                           Shares         Shares        Shares
                                            Voted          Voted         Voted
                                             For          Against       Abstain
                                           -------    -------------  -----------
 2. To ratify the appointment of Ernst
    & Young LLP as the Fund's
    independent auditors .............     9,421,082      47,067       123,483

                               1996 annual report
16

This annual report is for the information of Dividend and Income Fund shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read it carefully before you invest.
        Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

Number of Recordholders as of November 30, 1996: 608

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR+
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN+
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

+Audit Committee Member

Executive Officers

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WINTHROP S. JESSUP
Executive Vice President
Philadelphia, PA

RICHARD G. UNRUH, JR.
Executive Vice President
Philadelphia, PA

PAUL E. SUCKOW
Senior Vice President/Chief Investment Officer,
Fixed-Income
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President/Chief Administrative Officer/
Chief Financial Officer
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President/Secretary
Philadelphia, PA

JOSEPH H. HASTINGS
Vice President/Corporate Controller
Philadelphia, PA

MICHAEL P. BISHOF
Vice President/Treasurer
Philadelphia, PA
directors & officers

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

REGISTRAR AND
STOCK TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 590
Ridgefield Park, NJ
1.800.851.9677

PRINCIPAL OFFICE OF THE FUND
1818 Market Street
Philadelphia, PA 19103-3682

INDEPENDENT AUDITOR
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

(Photo of Globe)

For Securities Dealers
1.800.362.7500

Financial Institutions Representatives Only

1.800.659.2265


Copy Rights Delaware Distributors, L.P.
(DD-12)

Printed in the USA on recycled paper

AR-DDF[11/96]TKO1/97

DELAWARE
GROUP
--------
Philadelphia o London